EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. §1350
     In connection with this Annual Report of Input/Output, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert P. Peebler, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2006	/s/ Robert P. Peebler

Robert P. Peebler
President, Chief Executive Officer and
Acting Chief Financial Officer